UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015 (June 29, 2015)

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Cardax, Inc. (the “Company”), in continuation of the offering reported in the Current Report on Form 8-K on March 9, 2015, sold additional securities under separate subscription agreements, registration rights agreements and warrant purchase agreements (each, a “Purchase Agreement”), by and between the Company and investors (each a “Purchaser” and collectively, the “Purchasers”) pursuant to which the Company issued and sold to the Purchasers shares of the Company’s common stock (the “Common Stock”) and Class D Warrants and E Warrants (each, a “Warrant” and, collectively, the “Warrants”) to purchase shares of Common Stock. The form of each Purchase Agreement and the Warrants were attached as exhibits to the Company’s Current Report on Form 8-K on March 9, 2015.

In the calendar year to date (through June 29, 2015), the Company has sold an aggregate of 3,750,729 Units for an aggregate purchase price of $1,125,222. From and including May 6, 2015 to date (through June 29, 2015), the Company has sold 1,833,327 Units, for an aggregate purchase price of $550,000. No placement agent or broker dealer was used or participated in any offering or sale of the Units.

The offering of the Units was made in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and the provisions of Regulation D or Regulation S that is promulgated under the Securities Act. The Company may continue to offer securities and may use a placement agent or broker dealer in any such offering.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company.

Under the terms of the Registration Rights Agreement, the Company has agreed to register the common stock that is issued in the Unit and the shares underlying the Warrants shortly after March 31, 2016 or, if earlier, in connection with any registration rights that may be granted by the Company in an offering of securities of $250,000 or more on or prior to March 31, 2016 (a “Qualified Financing”). The Subscription Agreement also includes “most favored nation” rights to the purchasers of the Units in the event the Company issues stock on terms more favorable to the purchaser in a Qualified Financing.

The foregoing summary of the Subscription Agreement, Registration Rights Agreement, and Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements.

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ITEM 8.01	OTHER EVENTS

On June 30, 2015, the Company announced that it had closed an additional $500,000 in equity financing. For more information, see the Company’s press release, dated June 30, 2015, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1(1)	Form of Registration Rights Agreement

10.2(1)	Form of Subscription Agreement

10.3(1)	Form of Class D Warrant

10.4(1)	Form of Class E Warrant

99.1	Press release dated June 30, 2015

(1)	Filed as an exhibit to the Current Report on Form 8-K of the Company dated March 9, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2015

CARDAX, INC.

By:	/s/ David G. Watumull
Name:	David G. Watumull
Title:	Chief Executive Officer and President

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